UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Bank of America

Bank of America Merrill Lynch U.S. Trust Bank of America Merrill Lynch

September 2015 Board Leadership and Corporate Governance Practices

We Are Holding This Vote in Response to Investor Feedback
2
•
The Board believes the flexibility afforded by the current bylaws continues to assure independent oversight by the Board and is in the best interests of Bank of America and its shareholders
•
Through engagement with shareholders, the Board heard a clear desire for shareholders to have a vote on the bylaw amendment, and the Board has called a Special Meeting for September 22 to promptly follow through on its commitment to shareholders
•
The
amended
bylaws
provide
the
same
flexibility
that
97
percent
of
the
S&P
500
companies
1
already
have
in
determining their leadership structure
•
Bank of America’s current structure includes a newly established Lead Independent Director role, with authority, duties and responsibilities that extend beyond industry practice and exceed industry norms. In addition, the Board continues to adopt corporate governance enhancements through engagement with shareholders and in direct response to feedback
•
The Board recognizes and respects that investor views on the appropriate board leadership structure vary, which is why the Board committed to putting the matter to a vote and acting in accordance with the vote outcome
___________________
Note:  This presentation may also include quotations from or citations to third-parties; permission was neither sought nor obtained for use of such quotes or references.
1
Source: Spencer Stuart Board Index, November 2014.
The
Board
recommends
that
shareholders
vote
FOR
the
bylaw
amendment

•
Product-focused company
•
Range of non-core activities
•
Legacy mortgage issues
•
High expense base
•
Bloated balance sheet
•
Capital challenges
•
Challenging operating and economic
environment
•
Reorganized around eight client-
focused lines of business
•
Simplified corporate structure –
eliminated >1,000 legal entities
•
Divested / exited $73B of non-core
businesses and assets
•
Achieved $8B in annualized cost savings
through New BAC
•
Distributed $~10 of capital through
common share repurchases and
dividends
•
Customer-focused company
•
Growing in our core businesses
•
Addressed significant legacy issues
•
Reduced expenses and enhancing
culture of efficiency
•
Strengthened balance sheet and
financial foundation
•
Returning capital
•
Improving economic environment
•
Of 31 sell-side analysts covering BAC, 25
rate the company a “Buy,” five rate it a
“Hold” and one rates  it a “Sell”
1
Our Progress
Where We Are Today
Where We Started (2010)
3
Since 2010 We Have Undergone a Strategic Transformation
____________________
1
As of September 9, 2015.
2
Business Insider, Jonathan Marino, “Warren Buffett just gave the CEO of Bank of America a vote of confidence at a critical time,” September 2, 2015.
3
CNBC, September 8, 2015. http://video.cnbc.com/gallery/?video=3000418189&play=1
On September
2,
one
of
our
largest
investors,
Warren
Buffett,
was
quoted
on
his
views
regarding
Bank
of
America’s progress and transformation, indicating that he is:
“100% in support of Mr. Moynihan and believes he is doing an outstanding job for Bank of America shareholders.
When [Mr. Moynihan] took over as CEO, he was handed one of the toughest jobs in the history of American banking.”
2
CLICK HERE:
Warren Buffett
Speaks in Favor of
Bylaw
Amendment
3

$256
$55
4Q09
2Q15
4
____________________
1
4Q09
reflects
12/31/09
information
adjusted
to
include
the
1/1/10
adoption
of
FAS
166/167
as
reported
in
our
SEC
filings,
which
represent
non-GAAP
financial
measures.
On
a
GAAP
basis,
long-term
debt
was
$439B,
total
assets
were $2,230B and quarterly net charge-offs were $8.4B in 4Q09. See reconciliations to GAAP financial measures on pages  13-16.
2
Tangible common equity ratio represents a non-GAAP financial measure.  On a GAAP basis, the common equity ratio was 8.7% and 10.7% at 4Q09 and 2Q15. See reconciliations to GAAP financial measures on pages 13-16.
3
Value
at
Risk
(VaR)
model
uses
historical
simulation
approach
based
on
three
years
of
historical
data
and
an
expected
shortfall
methodology
equivalent
to
a
99%
confidence level.
5.0%
7.6%
4Q09
2Q15
$2,324
$2,149
4Q09
2Q15
$11.3
$1.1
4Q09
2Q15
$992
$1,150
$523
$243
4Q09
2Q15
Deposits
Long-term debt
$214
$484
4Q09
2Q15
Strengthened Capital
Tangible Common Equity Ratio
1, 2
Improved Credit Quality
Quarterly Net Charge-offs ($B)
1
Reduced Balance Sheet
Total Assets ($B)
1
Average
VaR
($MM)
3
Enhanced Funding Structure
Deposits and LT Debt ($B)
Built Record Liquidity
Global Excess Liquidity Sources ($B)
Today We Are a Leaner, Stronger and Simpler Company
1

$90.1
$92.3
$90.2
$86.4
$69.3
$77.4
$82.3
$82.1
2011
2012
2013
2014
Revenue excluding net DVA/FVA and market-related NII adjustments
Less net charge-offs (excl. net DVA/FVA and market-related NII adjustments)
Focused on Improving Shareholder Returns
Shift to a More Sustainable Revenue Stream
Revenue (FTE, $B)
$77.1
$72.1
$69.2
$75.1
$71.5
$66.8
$63.1
$58.7
2011
2012
2013
2014
Grew TBV While Absorbing Significant Legacy Costs
Tangible Book Value per Share
Share Price Performance
$11.31
$12.98
$12.95
$13.36
$13.79
$14.43
2009
2010
2011
2012
2013
2014
3
___________________
1
Represents a non-GAAP financial measure. On a GAAP basis, revenue was $93.5B, $83.3B, $88.9B and $84.2B for 2011, 2012, 2013 and 2014, respectively. On a GAAP basis, noninterest expense was $80.3B, $72.1B, $69.2B and $75.1B for
2011,
2012,
2013
and
2014,
respectively.
On
a
GAAP
basis,
book
value
per
share
was
$21.48,
$20.99,
$20.09,
$20.24,
$20.71
and
$21.32
for
2009,
2010,
2011,
2012,
2013
and
2014,
respectively.
See
reconciliations
to
GAAP
financial
measures on pages  13-16.
2
Includes $1.1B of provision for the Independent Foreclosure Review (IFR) Acceleration Agreement in 4Q12 that we entered into with the Office of the Comptroller of the Currency (OCC) and the Federal Reserve to cease the IFR that had commenced pursuant to a consent order entered into by Bank of America with the Federal Reserve and by BANA with the OCC in 2011 and replace it with an accelerated remediation process.
3
Tangible Book Value per Share (TBVPS) reflects the 12/31/09 information adjusted to include the 1/1/10 adoption of FAS 166/167 as reported in our SEC filings, which represents a non-GAAP financial measure. See reconciliations to GAAP financial measures on pages  13-16.
Lowered Expenses
Noninterest Expense, Excl. Goodwill ($B)
13%
0%
13%
30%
11%
11%
(27%)
35%
37%
12%
(11%)
(58%)
109%
34%
15%
2010
2011
2012
2013
2014
S&P 500
US G-SIFI Peer Average
BAC
1
1
5
DVA=Debit Valuation Adjustment  FVA=Funding Valuation Adjustment  NII=Net Interest Income
Noninterest expense excl. goodwill
Noninterest expense excl. goodwill and litigation
²
1
1

____________________

Source:
SNL
branch
data.
U.S.
deposit
market
share
(retail
domestic
deposits)
based
on
June
2014
FDIC
deposit
data,
adjusted
to
remove
commercial
balances.
2
Source: Keynote, 4Q14 Mobile Banking Scorecard, November 2014.
3
Competitor 1Q15 earnings releases.
4
Source: Dealogic as of March 31, 2015.
5
Source: Institutional Investor 2014.
Industry Leading Positions Across Our Businesses
•
#1 retail deposit market share in our footprint
•
#1 in mobile banking
with 17.6MM mobile users
•
#3 in U.S. credit card balances
•
#1 Home Equity Lender
•
#1 wealth management market position across client
assets, deposits, loans, and net income before taxes
•
Top tier middle market advisor with #2 ranking in
US/Canada
•
#2 in 2014 Global Investment Banking fees
4
•
#1 leading global research firm for 4 consecutive years
5
6
Top Tier Ranked Businesses in Every Segment in Which We Compete
We Serve Three Groups of Customers Through Eight Lines of Business
People.
Institutions.
Companies.
Retail
Preferred &
Small
Business
Merrill Lynch
U.S. Trust
Business
Banking
Commercial
Banking
Global
Corporate &
Investment
Banking
Global
Markets
1
3
3
3

•
In October 2014, the Board amended our bylaws to provide for Board leadership flexibility. On the same date, the Board named Brian Moynihan Chairman, established the Lead Independent
Director position and the independent members elected Jack Bovender to the role
•
Jack Bovender represented the Board in our shareholder engagement efforts regarding our Board leadership structure leading up to the 2015 annual meeting
•
During that engagement, a number of investors voiced the opinion that shareholders should be given
the
opportunity
to
vote
on
the
bylaw
change.
In
May
2015,
Jack
Bovender
and
Brian
Moynihan sent a letter to shareholders on the Board’s behalf and committed to holding a shareholder vote to ratify the bylaw amendment no later than the 2016 annual meeting
•
Jack Bovender and members of management subsequently re-engaged our significant shareholders to gather additional feedback on our Board leadership structure and potential timing of the ratification vote
The Board has committed to act in accordance with the shareholders’ voting decision and to continue to engage with shareholders
Shareholder Engagement Has Informed This Special Meeting Vote

Since 2009, the Board has
implemented considerable changes in
its recruiting and selection process to
enhance the Board’s experiential
diversity and independence to align
with its transformation
As part of the nomination process,
director candidates are reviewed by
Bank of America’s primary bank
regulators
Of the 13 directors, seven have
international experience, nine have
CEO experience (including two who
previously served as CEOs of financial
institutions), nine have served on
another U.S. public company board in
the last five years, two are African-
American and four are women, one of
whom is Hispanic
Board composition features a
substantial majority of independent
directors
•
11 of 13 members are
independent
•
Seven of those 11 independent
members joined the Board in the
last three years
•
A substantial majority of
independent members have had
leadership roles at a financial
institution or have experience in a
highly regulated industry
The Board is refreshed on a regular
basis.  Average Board tenure at 5
years is below the 8.4 year market
average
1
Lead Independent Director role with
responsibilities beyond industry norms
Regular Board assessment of optimal
leadership structure
Independent and non-management
directors meet in executive session at
each regularly scheduled Board
meeting
•
14 executive sessions have
occurred over the past 11 months
•
Lead Independent Director
presides at each meeting
•
Lead Independent Director has
authority to call an executive
session of independent directors
at any time
8
Bank of America’s Board has undergone a significant transformation in the past five years and has implemented practices that enhance independent oversight of management
Strong Board Independence
Enhanced Board Recruitment
Active Independent Oversight
Practices
Independent Oversight through Current Leadership Structure
___________________
1
Source: Spencer Stuart Board Index, November 2014.

The Corporate Governance Committee regularly assesses the needs of the Board and the company to recruit directors who meet increasing regulatory requirements, and have the right skills and experiences to oversee our businesses and strategy
Directors Contribute Valuable Range of Expertise, Diversity and Perspectives to the Boardroom
Five of our Board members (including Mr.
Moynihan), or 39%, have served as senior
executives at financial institutions
Four directors, or 31% have served as senior
executives at banks
Our three closest peer companies average 4.7
directors, or 36%, who have served as senior
executives of financial institutions, and 2.0
directors, or 16%, who have served as senior
executives of banks
Directors with experience in regulated industries
other than financial services have managed
businesses subject to governmental oversight,
bringing insight that complements our directors
who have specific experience in banking or
financial services, and enhance the diversity of the
Board
Board Composition Provides Balance of Skill Sets, Including Financial
Expertise and Other Experience Relevant to Our Business
Gender Diversity
___________________
1
Source: Based on review of public SEC filings.
8
New independent directors
elected since 2009
Fresh Perspectives
7
New independent directors
elected in the last 3 years
Independent
85%
Director Independence
Insider
15%
•
Audit/Financial Reporting
•
Risk Management
•
Strategic Planning
•
Operational Risk
•
Consumer Banking
•
Regulated Business Expertise
•
Corporate Governance
•
Cybersecurity Risk
•
Business Development
•
Financial Services Industry Experience
•
International Perspective
•
Social Responsibility and Diversity
Female
31%
Male
69%
1

Lead Independent Director with Responsibilities Beyond Industry Norms
Jack Bovender, Lead Independent Director
•
Jack’s breadth of knowledge in management, operations, and corporate governance led independent directors to appoint him to this Board leadership role
•
Former long-time Chairman, CEO and COO of HCA Inc., which operates over 200 hospitals and surgery centers throughout the
United States and England, with 169,000 employees; HCA is a complex organization in a highly regulated industry subject to substantial regulatory and government oversight
The authority, duties and responsibilities of our Lead Independent Director extend beyond industry practice and expectations and exceed ISS criteria for determining “comprehensive” lead director duties
In determining these responsibilities, the Board benchmarked against peers at leading S&P 500 financial services, consumer and industrial companies and the ISS criteria
Board Leadership
Presides at all meetings when Chairman is not present
Calls meetings of independent directors
Provides leadership if CEO / Chairman’s role may be in conflict
Board Culture
Serves as a liaison between CEO and independent directors
Establishes relationship with CEO, providing support, advice and feedback
Acts as a “sounding board”
and advisor to CEO
Board Focus
Helps ensure Board focuses on key issues facing Bank of America
Assists in promoting corporate governance best practices
Contributes to annual performance review of CEO and participates in
CEO succession planning
Board Meetings
Plans, reviews and approves Board meeting agendas and schedules in coordination with CEO
Advises CEO of Board information needs, and approves information sent to
Board
Develops discussion topics for Board executive sessions
Board Performance & Development
Helps ensure efficient and effective Board performance and functioning
Consults with Corporate Governance Committee on annual Board self assessment
Provides guidance on ongoing director development
Consults in identification and evaluation of director candidates, committee members and committee chairs
Stockholders & Other Stakeholders
Available for consultation and direct communication, to the extent requested by major stockholders
Regularly communicates with primary bank regulators to discuss appropriateness of Board’s oversight of management and company
10
____________________
Note:
LID
duties
highlighted
in
blue
are
additional
duties
beyond
ISS
criteria.

Enhanced executive compensation governance and transparency
Enhanced business and sustainability reporting, including commitment to provide:
•
Business Standards Report
•
Political  activities disclosure
•
Sustainability and greenhouse gas emission disclosure, including a new coal policy
Board adopted proxy access right at a 3%/3 year ownership threshold
•
At
time
of
adoption,
Bank
of
America
was
one
of
only
10
US
companies
to
establish
proxy
access
at
a
3%/3
year
threshold
•
Demonstrates commitment to constructive engagement with investors and the evolving landscape of shareholder rights
Board implemented special meeting right at 10% ownership threshold
Majority vote standard for director elections
Annual election of directors
Annual Board and Committee self-evaluations
No supermajority provisions
Corporate Governance Committee considers director candidates recommended by shareholders
Enhanced executive compensation governance: 94.8% shareholder support for “say on pay” at the 2015 annual meeting
Clawback policy
Adopted an enhanced shareholder engagement program that includes the active involvement of our Lead Independent Director and other independent directors
11
Efforts to enhance engagement with shareholders and responsiveness to shareholder feedback as reflected by the Board’s adoption of corporate governance changes and enhanced disclosures
Adoption of
Proxy Access
Reporting &
Disclosures
Shareholder
Rights &
Director
Accountability
Enhanced
Shareholder
Engagement
Governance Enhancements Informed by Shareholder Feedback

Bank of America

Bank of America Merrill Lynch U.S. Trust Bank of America Merrill Lynch

APPENDIX Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures
$ in millions
4Q09
2Q15
Reconciliation of period-end long-term debt
Long-term debt
438,521
$
243,414
$
Adjustment related to 1/1/10 adoption of FAS 166/167
84,356
-
Adjusted long-term debt
522,877
$
243,414
$
Reconciliation of period-end assets
Assets
2,230,232
$
2,149,034
$
Adjustment related to 1/1/10 adoption of FAS 166/167
100,439
-
Adjusted assets
2,330,671
$
2,149,034
$
Reconciliation of net charge-offs
Net charge-offs
8,421
$
1,068
$
Adjustment related to 1/1/10 adoption of FAS 166/167
2,926
-
Adjusted net charge-offs
11,347
$
1,068
$

____________________
1
In
2008,
the
U.S.
Treasury
created
the
TARP
to
invest
in
certain
eligible
financial
institutions
in
the
form
of
non-voting,
senior
preferred
stock.
We
participated
in
TARP
by
issuing
to
the
U.S.
Treasury
non-voting
perpetual
preferred
stock
(TARP
Preferred
Stock)
and
warrants.
In
2009,
we
received
approval
to
repay
the
investment.
We
then
repurchased
all
shares
of
the
TARP
Preferred
Stock
by
using
excess
liquidity
and
$19.2
billion
in
proceeds
from
the
sales
of
1.3
billion
units
of
Common
Equivalent
Securities
(CES).
In
2010,
the
CES
ceased
to
exist.
Reconciliation of Non-GAAP Financial Measures (continued)
•
Tangible common equity ratio measures and utilizes an adjusted common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding MSRs), net of related deferred tax liabilities. The company uses this measure to evaluate the amount and use of equity.
$ in millions
4Q09
2Q15
Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity
194,236
$
229,386
$
Common
Equivalent
Securities
19,244
-
Goodwill
(86,314)
(69,775)
Intangible assets (excluding mortgage servicing rights)
(12,026)
(4,188)
Related deferred tax liabilities
3,498
1,813
Adjustment related to 1/1/10 adoption of FAS 166/167
(6,270)
-
Tangible common shareholders' equity
112,368
$
157,236
$
Reconciliation of period-end assets to period-end tangible assets
Assets
2,230,232
$
2,149,034
$
Goodwill
(86,314)
(69,775)
Intangible assets (excluding mortgage servicing rights)
(12,026)
(4,188)
Related deferred tax liabilities
3,498
1,813
Adjustment related to 1/1/10 adoption of FAS 166/167
100,439
-
Tangible assets
2,235,829
$
2,076,884
$
Common equity ratio
8.7%
10.7%
Tangible common equity ratio
5.0%
7.6%
1

$ in millions
2011
2012
2013
2014
Reconciliation of revenue
Revenue
93,454
$
83,334
$
88,942
$
84,247
$
FTE adjustment
972

901

859

869

DVA/FVA adjustment
(4,320)

7,584

1,158

240

Market-related NII adjustments
-

510

(766)

1,081

Revenue excluding net DVA/FVA and market-related NII
adjustments (FTE basis)
90,106
$
92,329
$
90,193
$
86,437
$
Net charge-offs
(20,833)

(14,908)

(7,897)

(4,383)

Revenue excluding net DVA/FVA, market-related NII
adjustments and net charge-offs (FTE basis)
69,273
$
77,421
$
82,296
$
82,054
$
Reconciliation of noninterest expense
Noninterest expense
80,274
$
72,093
$
69,214
$
75,117
$
Goodwill
(3,184)

-

-

-

Noninterest expense excluding goodwill
77,090
$
72,093
$
69,214
$
75,117
$
Litigation
(5,616)

(4,228)

(6,096)

(16,370)

Provision for IFR acceleration
-

(1,100)

-

-

Noninterest expense excluding goodwill and litigation
71,474
$
66,765
$
63,118
$
58,747
$
Reconciliation of Non-GAAP Financial Measures (continued)
•
The company believes managing the business with net interest income on an FTE basis provides a more accurate picture of the interest margin for comparative purposes. We also believe the exclusion of net DVA / FVA and market-related NII adjustments enhances period-to-period comparability. Revenue less net charge-offs (excluding net DVA/FVA and market-
related NII adjustments) is a measure the company uses to evaluate the level of risk embedded within the revenue stream.
•
The company believes the exclusion of goodwill impairment and litigation expense provides additional clarity in assessing the expenses of the company for comparative purposes.

____________________
1
In
2008,
the
U.S.
Treasury
created
the
TARP
to
invest
in
certain
eligible
financial
institutions
in
the
form
of
non-voting,
senior
preferred
stock.
We
participated
in
TARP
by
issuing
to
the
U.S.
Treasury
non-voting
perpetual
preferred
stock
(TARP
Preferred
Stock)
and
warrants.
In
2009,
we
received
approval
to
repay
the
investment.
We
then
repurchased
all
shares
of
the
TARP
Preferred
Stock
by
using
excess
liquidity
and
$19.2
billion
in
proceeds
from
the
sales
of
1.3
billion
units
of
Common
Equivalent
Securities
(CES).
In
2010,
the
CES
ceased
to
exist.
Reconciliation of Non-GAAP Financial Measures (continued)
•
Tangible Book Value per Share utilizes an adjusted common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding MSRs), net of related deferred tax liabilities. The company uses this measure to evaluate the amount and use of equity.
$ in millions, except per share information; shares in thousands
2009
2010
2011
2012
2013
2014
Reconciliation of period-end common shareholders' equity
to period-end tangible common shareholders' equity
Common shareholders' equity
194,236
$
211,686
$
211,704
$
218,188
$
219,333
$
224,162
$
Common
Equivalent
Securities
1
19,244
-
-
-
-
-
Goodwill
(86,314)
(73,861)
(69,967)
(69,976)
(69,844)
(69,777)
Intangible assets (excluding mortgage servicing rights)
(12,026)
(9,923)
(8,021)
(6,684)
(5,574)
(4,612)
Related deferred tax liabilities
3,498
3,036
2,702
2,428
2,166
1,960
Adjustment related to 1/1/10 adoption of FAS 166/167
(6,270)
-
-
-
-
-
Tangible common shareholders' equity
112,368
$
130,938
$
136,418
$
143,956
$
146,081
$
151,733
$
Reconciliation of period-end common shares outstanding to
period-end tangible common shares outstanding
Ending common shares outstanding
8,650,244
10,085,155
10,535,938
10,778,264
10,591,808
10,516,542
Assumed
conversion
of
common
equivalent
shares
1
1,286,000
-
-
-
-
-
Tangible common shares outstanding
9,936,244
10,085,155
10,535,938
10,778,264
10,591,808
10,516,542
Book value per share of common stock
21.48
$
20.99
$
20.09
$
20.24
$
20.71
$
21.32
$
Tangible book value per share of common stock
11.31
$
12.98
$
12.95
$
13.36
$
13.79
$
14.43
$